UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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TWO ROADS SHARED TRUST

(Name of Registrant as Specified In Its Charter)

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Anfield Universal Fixed Income Fund

A Series of Two Roads Shared Trust

17605 Wright Street, Suite 2

Omaha, NE 68130

October [23], 2018

Dear Shareholder:

We are pleased to invite you to a Special Meeting of Shareholders (the “Shareholder Meeting”) of Anfield Universal Fixed Income Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), to be held at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on December 19, 2018 at 3:00 p.m., Eastern time. At the Shareholder Meeting, you will be asked to vote on the following important proposals (the “Proposals”):

1.	Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Regents Park Funds, LLC (“Regents Park” or the “Adviser”)
2.	Approval of a new investment sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”).

This Proxy Statement contains information about the Proposals and the materials to use when voting by mail, telephone, or through the Internet.

Your Board of Trustees has reviewed this matter carefully and unanimously recommends that you vote “FOR” each of the Proposals.

The enclosed Q&A is provided to assist you in understanding the Proposals. The Proposals are described in greater detail in the Proxy Statement.

Please read the enclosed materials and cast your vote by mail using the enclosed proxy card, by telephone or via the Internet. Your vote is extremely important, no matter how large or small your holdings may be.

If you have any questions regarding the Proposals or need assistance in completing your proxy card, please contact us, toll-free at [____].

Thank you for your time in considering these important Proposals and for your continuing investment and support of Anfield Universal Fixed Income Fund.

Sincerely,

Mark D. Gersten

Chairman, Board of Trustees

IMPORTANT INFORMATION

FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters affecting Anfield Universal Fixed Income Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), that require a shareholder vote.

Q.       Why am I receiving this proxy statement?

A.	At an in-person meeting held on June 12-13, 2018, the Board of Trustees (the “Board”) of the Trust voted to appoint Regents Park Funds, LLC (“Regents Park” or the “Adviser”) to replace Anfield Capital Management, LLC as the Fund’s investment adviser. At the same Board meeting, the Board also voted to appoint the Fund’s current investment adviser, Anfield Capital Management, LLC, as the Fund’s sub-adviser (“Anfield” or the “Sub-Adviser”). Under this arrangement, Regents Park would provide all traditional investment advisory functions for the Fund, except for day-to-day portfolio management, and Anfield would provide day-to-day portfolio management. The personnel of Regents Park and Anfield are the same, except that Regents Park does not employ certain personnel of Anfield whose role is limited to day-to-day portfolio management. As a result, the personnel providing advisory services to the Fund would not change if the Fund’s shareholders approved hiring Regents Park as the Fund’s investment adviser and Anfield as the Fund’s sub-adviser. These changes are being proposed in connection with an internal restructuring of Anfield and its affiliates designed to provide greater operational efficiencies to funds and clients advised by Anfield and Regents Park, including the Fund.

In connection with the appointment of Regents Park as the Fund’s investment adviser, the Board approved a new investment advisory agreement (the “New Advisory Agreement”) between the Trust and Regents Park on substantially the same terms as the investment advisory agreement between the Trust and Anfield currently in effect (the “Current Advisory Agreement”), subject to approval by the Fund’s shareholders. In connection with the appointment of Anfield as the Fund’s sub-adviser, the Board approved a sub-advisory agreement between the Trust, the Adviser and Anfield (the “Sub-Advisory Agreement”), subject to approval by the Fund’s shareholders.

The Board unanimously recommends that you vote FOR the approval of the New Advisory Agreement and Sub-Advisory Agreement.

Q. Why are the New Advisory Agreement and Sub-Advisory Agreement being voted on?

A.	Under the Investment Company Act of 1940, as amended, a fund’s shareholders must approve any new investment advisory agreement for the fund. Therefore,
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the Board is seeking the approval of the Fund’s shareholders of the New Advisory Agreement and Sub-Advisory Agreement. The Board has considered and approved the calling of a special meeting of shareholders (“Shareholder Meeting”) and solicitation of proxies for shareholders of the Fund to consider and vote on approval of the New Advisory Agreement and Sub-Advisory Agreement.

Q.       Who is Regents Park?

A.	Regents Park is a California limited liability company formed in May 2016. Like Anfield, Regents Park is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Regents Park was formed in connection with an internal restructuring of Anfield and its affiliates in order to create a separate advisory entity responsible for all traditional investment advisory functions except day-to-day portfolio management. Day-to-day portfolio management are performed by sub-advisers. Regents Park’s activities focus among other activities on (i) sponsoring, creating, and launching mutual funds; (ii) fund compliance; (iii) business management; and (iv) sub-adviser oversight.

Regents Park currently serves as the investment adviser to Anfield Capital Diversified Alternatives ETF, Affinity Small Cap Fund, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF, each another series of the Trust. Regents Park is currently 100% owned by Anfield Group, LLC, a holding company owned by The David Young and Sandra G. Glain Family Trust, which also owns a controlling interest in Anfield.

Q.	Who will serve as the portfolio manager(s) of the Fund?
A.	Cyrille Conseille, Peter van de Zilver, and David Young currently serve as the Fund’s portfolio managers under the Current Advisory Agreement, and they will continue to serve as the Fund’s portfolio managers under the Sub-Advisory Agreement if the New Advisory Agreement and Sub-Advisory Agreement are approved by the Fund’s shareholders.

Mr. Conseil is a Portfolio Manager of Anfield and a senior member of Anfield’s Investment Committee. Mr. Conseil has over 20 years of investment management experience and joined Anfield in 2012. Prior to joining Anfield, Mr. Conseil was an Executive Vice President, Portfolio Manager and head of the global leveraged loan desk at PIMCO since May of 2005. Mr. Conseil holds a Chartered Financial Analyst (CFA) designation.

Mr. van de Zilver has served as Head of Portfolio Manager Analytics and Risk Management at Anfield since 2012. Mr. Van de Zilver has over 20 years of investment management experience and retired in 2010 from a senior position in PIMCO’s Portfolio Analytics group, where he was responsible for the architecture, development and implementation of many of PIMCO’s analytics and risk management systems. Mr. van de Zilver holds a CFA designation. Mr. van

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de Zilver also serves as the Head of Portfolio Manager Analytics and Risk Management at Regents Park.

Mr. Young has served as Chief Executive Officer of Anfield since 2009, and as Chief Investment Officer from 2009 through 2012. Mr. Young has over 25 years of investment management experience and retired at the end of 2008 from his position as Executive Vice President and Account Manager with PIMCO, where he was responsible for contributing to the firm’s global macroeconomic view and investment strategy, and building the business in the UK, Europe and the Middle East. Mr. Young holds a CFA designation. Mr. Young also serves as the Chief Executive Officer of Regents Park.

Q. How will the New Advisory Agreement and Sub-Advisory Agreement affect the Fund?

A.	The Fund’s investment objective and policies will not change as a result of the New Advisory Agreement and Sub-Advisory Agreement. You will still own the same number of shares in the Fund and the value of your investment will not change as a result of the change of the Fund’s investment adviser from Anfield to Regents Park and the addition of Anfield as a sub-adviser to the Fund. The personnel responsible for providing advisory services to the Fund will not change as a result of the New Advisory Agreement and Sub-Advisory Agreement. The New Advisory Agreement contains substantially similar terms and conditions, and an identical fee structure, as the Current Advisory Agreement with Anfield. Both the New Advisory Agreement and Sub-Advisory Agreement are discussed in more detail in the enclosed Proxy Statement.
Q.	Will the investment advisory fee rates be the same upon approval of the New Advisory Agreement?
A.	Yes. The investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be the same as under the Current Advisory Agreement. The Sub-Adviser will receive fees from the Adviser for its services out of the fees that the Fund pays to the Adviser under the New Advisory Agreement. The Fund will pay no additional fees directly to the Sub-Adviser.
Q.	What will happen until such time as the shareholders vote to approve the New Advisory Agreement at the Shareholder Meeting?
A.	Until shareholders vote to approve the New Advisory Agreement and the Sub-Advisory Agreement, Anfield will continue to serve as the Fund’s investment adviser pursuant to the Current Advisory Agreement.

Q. What will happen if shareholders do not approve the New Advisory Agreement and Sub-Advisory Agreement?

A.	If shareholders do not approve the New Advisory Agreement and Sub-Advisory Agreement, the Board will consider other alternatives, including the re-
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solicitation of proxies, and make such arrangements for the management of the Fund’s assets as it deems appropriate and in the best interests in the Fund.

Effectiveness of the New Advisory Agreement is contingent upon approval of the Sub-Advisory Agreement, and effectiveness of the Sub-Advisory Agreement is contingent upon approval of the New Advisory Agreement. If either agreement is not approved by the Fund’s shareholders, the other agreement will not go into effect.

Q.       How does the Trust’s Board of Trustees recommend that I vote?

A.	The Trust’s Board of Trustees unanimously recommends that you vote FOR both the New Advisory Agreement and the Sub-Advisory Agreement. The reasons for the Board of Trustees’ recommendation are discussed in more detail in the enclosed Proxy Statement under “Board Approval and Recommendation of the Proposals.”

Q.       Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. Regents Park and Anfield will be responsible for paying for proxy solicitation and related legal costs.

Q.       Do I have to attend the Shareholder Meeting in order to vote my shares?

A.	No. You can simply mail in the enclosed proxy card or use the telephone or Internet procedures for voting your shares as set forth below.

Q.       What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the Proposals. Unless you attend the Shareholder Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by 5:00 p.m. on December 18, 2018.

Q.       How can I vote my shares?

A.	You may choose from one of the following options, as described in more detail on the enclosed proxy card:
•	By mail, using the enclosed proxy card and return envelope;
•	By telephone, using the toll free number on the enclosed proxy card;
•	Through the Internet, using the website address on the enclosed proxy card; or
•	In person at the Shareholder Meeting.
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Q.	Whom should I contact for additional information or if I have any questions about the enclosed Proxy Statement?
A.	Please contact us, toll free, at [____].
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Anfield Universal Fixed Income Fund

A Series of Two Roads Shared Trust

17605 Wright Street, Suite 2

Omaha, NE 68130

________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

________________________

Notice is hereby given that a Special Meeting of Shareholders (the “Shareholder Meeting”) of Anfield Universal Fixed Income Fund (the “Fund”), a series of Two Roads Shared Trust (the “Trust”), will be held at the offices of Gemini Fund Services, LLC at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on December 19, 2018, at 3:00 p.m., Eastern time, for the purpose of voting on the following proposals and to transact such other business, if any, as may properly come before the Shareholder Meeting:

Proposal 1: Approval of a new investment advisory agreement between the Trust, on behalf of the Fund, and Regents Park Funds, LLC (“Regents Park” or the “Adviser”)

Proposal 2: Approval of a new investment sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”).

The Trust’s Board of Trustees unanimously recommends that shareholders vote FOR each of the proposals (each, a “Proposal” and together, the “Proposals”).

Holders of record of shares of the Fund at the close of business on October 8, 2018 are entitled to vote at the Shareholder Meeting and at any adjournments or postponements thereof with respect to each Proposal. Shareholders are entitled to one vote for each share held and each fractional share is entitled to a proportionate fractional vote. The shareholders of the Fund will vote together as a single class on each Proposal.

By Order of the Board of Trustees,

Mark D. Gersten

Chairman, Board of Trustees

IMPORTANT — WE NEED YOUR PROXY VOTE IMMEDIATELY

A shareholder may think that his or her vote is not important, but it is vital. We urge you to vote, sign and date the enclosed proxy card and return it in the enclosed envelope which requires no postage if mailed in the United States (or to take advantage of the telephonic or Internet voting procedures described on the proxy card). Your prompt return of the enclosed proxy card (or your voting by other available means) may save the necessity of further solicitations. If you wish to attend the Shareholder Meeting and vote your shares in person at that time, you will still be able to do so.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on December 19, 2018. This Proxy Statement is available on the Internet at [ ].

TABLE OF CONTENTS

Page [ ]	Proposal 1 – Approval of New Advisory Agreement
Page [ ]	Proposal 2 – Approval of Sub-Advisory Agreement
Page [ ]	Board Approval and Recommendation of the Proposals
Page [ ]	Additional Information
Exhibit A	Form of New Advisory Agreement
Exhibit B	Form of Sub-Advisory Agreement

Anfield Universal Fixed Income Fund

A Series of Two Roads Shared Trust

17605 Wright Street, Suite 2

Omaha, NE 68130

________________________

PROXY STATEMENT

________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board (the “Board”) of Trustees (the “Trustees”) of Two Roads Shared Trust (the “Trust”) for use at a Special Meeting of Shareholders (the “Shareholder Meeting”) of Anfield Universal Fixed Income Fund (the “Fund”) to be held on December 19, 2018, at 3:00 p.m., Eastern Time, at the offices of Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. The Trust is an open-end management investment company, organized as a Delaware statutory trust, and the Fund is a separate investment portfolio, or series, of the Trust. As used in this Proxy Statement, the Fund’s shares are referred to as “Shares.”

This Proxy Statement and the enclosed proxy card are expected to be distributed to shareholders on or about October 23, 2018, or as soon as practicable thereafter. The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, facsimile, Internet or personal interview.

The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or Internet or personal interview, will be paid by Regents Park and Anfield.

The Board has fixed the close of business on October 8, 2018 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Shareholder Meeting and any adjournment or postponement thereof (the “Record Date”). As of the Record Date, there were [ ] issued and outstanding Shares of the Fund.

Annual and Semi-Annual Report. Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of the Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to Anfield Universal Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling toll-free: 1-866-866-4848.

Important Notice Regarding Availability of Proxy Statement for the Shareholder Meeting to be held on December 19, 2018. This Proxy Statement is available on the Internet at [ ].

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A proxy card is enclosed with respect to the Shares you own in the Fund. If you return a properly executed proxy card, the Shares represented by it will be voted at the Shareholder Meeting in accordance with the instructions thereon. Each full Share is entitled to one vote as to any matter on which it is entitled to vote and each fractional Share to a proportionate fractional vote. If you do not expect to be present at the Shareholder Meeting and wish your Shares to be voted, please complete the enclosed proxy card and mail it in the enclosed reply envelope, or vote by telephone or the Internet as described on the proxy card.

The following table summarizes the proposals to be voted on at the Shareholder Meeting and indicates those shareholders that are being solicited with respect to each proposal. The shareholders of the Fund will vote together as a single class on each proposal.

Proposal		Shareholders Solicited
1.	To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Regents Park Funds, LLC.	All shareholders of the Fund as of the Record Date

2.	To approve a new investment sub-advisory agreement between the Trust, on behalf of the Fund, Regents Park Funds, LLC and Anfield Capital Management, LLC.	All shareholders of the Fund as of the Record Date.

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation, by the execution of a later-dated proxy, or by attending the Shareholder Meeting and voting in person.

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PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment advisory agreement between the Trust, on behalf of the Fund, and Regents Park Funds, LLC (“Regents Park” or the “Adviser”).

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Regents Park. The New Advisory Agreement, which was approved by the Board at a meeting held on June 12-13, 2018, contains substantially similar terms with respect to the services to be provided by Regents Park and the identical fee structure provided under the investment advisory agreement between the Trust and Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) with respect to the Fund that is currently in effect (the “Current Advisory Agreement”). As discussed more fully below, approval of the New Advisory Agreement is sought in connection with an internal restructuring being conducted by Anfield and its affiliates, and the advisory personnel responsible for providing services to the Fund will not change as a result of the New Advisory Agreement and Sub-Advisory Agreement (as described in Proposal 2 below)

Background

At an in-person meeting held on June 12-13, 2018, the Board, which is composed entirely of Trustees that are not “interested persons” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), voted to appoint Regents Park to replace Anfield as the Fund’s investment adviser. At the same Board meeting, the Board also voted to appoint Anfield as the Fund’s sub-adviser. The Fund does not currently employ a sub-adviser. The Board had previously received and reviewed material from Regents Park and Anfield and had initially approved the New Advisory Agreement and the Sub-Advisory Agreement at an in-person meeting held on September 18-19, 2017 and received updated information in connection with its consideration at the June 12-13, 2018 meeting. Under the proposed arrangement, Regents Park would provide all traditional investment advisory functions for the Fund, except for day-to-day portfolio management, and Anfield would provide day-to-day portfolio management. The personnel of Regents Park and Anfield are the same, except that Regents Park does not employ certain personnel of Anfield whose role is limited to day-to-day portfolio management. As a result, the personnel providing advisory services to the Fund would not change if the Fund’s shareholders approved hiring Regents Park as the Fund’s investment adviser and Anfield as the Fund’s sub-adviser.

The Current Advisory Agreement dated May 14, 2014 was last approved by the Board at its in-person meeting on June 12-13, 2018 and was last approved by shareholders at a meeting of shareholders held on June 25, 2014. In connection with the appointment of Regents Park as the Fund’s investment adviser, the Board approved the New Advisory Agreement, subject to the approval of the Fund’s shareholders.

Regents Park currently serves as the investment adviser to Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF pursuant to an investment advisory agreement dated September 19, 2017. If the New Advisory

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Agreement is approved by the Fund’s shareholders, the Fund will be added to the investment advisory agreement between the Trust and Regents Park with respect to the Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF by means of an amended Exhibit A to that agreement. That agreement and the amended Exhibit A thereto will constitute the New Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are substantially similar to the terms of the Current Advisory Agreement with respect to services to be provided by Regents Park, and the New Advisory Agreement has a fee structure identical to the Current Advisory Agreement. The material terms of the New Advisory Agreement and Current Advisory Agreement are compared below in “Summary of the New Advisory Agreement and Current Advisory Agreement.”

Cyrille Conseille, Head of Portfolio Management at Anfield, Peter van de Zilver, Head of Portfolio Manager Analytics and Risk Management at Anfield, and David Young, Anfield’s Chief Executive Officer, currently serve as the Fund’s portfolio managers under the Current Advisory Agreement, and they will continue to serve as the Fund’s portfolio managers under the Sub-Advisory Agreement if the New Advisory Agreement and Sub-Advisory Agreement are approved by the Fund’s shareholders. The proposed change in the Fund’s investment adviser would not result in changes in the investment objective of the Fund, the advisory personnel providing services to the Fund, or the day-to-day management and operations of the Fund.

Compensation Paid to Regents Park

Under the New Advisory Agreement, Regents Park will be entitled to receive an annual fee equal to 0.80% of the Fund’s average daily net assets paid monthly in return for the services provided by Regents Park as investment adviser to the Fund. The advisory fee is identical to the advisory fee payable by the Fund to Anfield under the Current Advisory Agreement. For the fiscal year ended October 31, 2017, the Fund paid Anfield $545,973 pursuant to the Current Advisory Agreement, net of fees waived by Anfield pursuant to the expense limitation agreement between Anfield and the Trust, on behalf of the Fund.

Information about Regents Park

Regents Park is a California limited liability company formed in May 2016. Like Anfield, Regents Park is registered as an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Regents Park was formed by Anfield’s management in order to create a separate advisory entity to be responsible for all traditional investment advisory functions except day-to-day portfolio management. Day-to-day portfolio management is performed by sub-advisers. Regents Park’s activities focus among other things on (i) sponsoring, creating, and launching mutual funds; (ii) fund compliance; (iii) business management; and (iv) sub-adviser oversight.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Regents Park as of the date of this proxy statement and their current positions with the Trust, if any. Each individual’s address is c/o Regents Park Funds, LLC, 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660.

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Name	Principal Occupation with Regents Park	Position with Trust
David Young	Chief Executive Officer	None
Mark Okey	Chief Operations Officer and General Counsel	None

Regents Park currently serves as the investment adviser to Anfield Capital Diversified Alternatives ETF, Affinity Small Cap Fund, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF, each another series of the Trust. Regents Park is currently 100% owned by Anfield Group, LLC, a holding company owned by The David Young and Sandra G. Glain Family Trust, which also owns a controlling interest in Anfield. Regents Park’s and Anfield Group, LLC’s principal office is located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660. The address of The David Young and Sandra G. Glain Family Trust is 2112 Vista Entrada, Newport Beach, CA 92660.

Summary of the New Advisory Agreement and the Current Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description is only a summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this Proxy Statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. Under the New Advisory Agreement, Regents Park will provide investment advisory services to the Fund for the same fee the Fund is obligated to pay under the Current Advisory Agreement and under other terms that are substantially similar to the Current Advisory Agreement, except:

•	The New Advisory Agreement explicitly provides that the Adviser will use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being most favorable to the Fund;
•	The New Advisory Agreement specifically states that the Adviser (a) will vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund, subject to the policies and procedures adopted by the Board, (b) will maintain a record of how the Adviser voted and make such record available to the Trust on its request, (c) will use its best good faith judgment to vote proxies in a manner which best serves the interests of the Fund’s shareholders, and (d) may delegate proxy voting to a third-party company provided, however, that the Adviser remains liable for the proxy voting.
•	The New Advisory Agreement specifically states that the obligations of the Trust entered into in the name or on behalf thereof by any of the Trust’s Trustees, representatives or agents are made not individually, but in such capacities and are not binding on any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or the Fund must look solely to the assets of the Trust or the Fund for the enforcement of any claim against the Trust or the Fund;
•	The New Advisory Agreement provides that the modification of any non-material term in the New Advisory Agreement may be approved by a vote, cast in person at a meeting called for such purpose, of a majority of the Trustees who are not parties to the New Advisory Agreement or interested persons of any such party; and
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•	In addition to the Fund, Regents Park will also provide advisory services to Anfield Capital Diversified Alternatives ETF, Affinity World Leaders Equity ETF and Anfield Universal Fixed Income ETF under the terms of the New Advisory Agreement.

Advisory Services. Both the New Advisory Agreement and Current Advisory Agreement state that, subject to the supervision of the Board, the adviser thereunder will, among other things, (a) provide a program of continuous investment management for the Fund with regard to the Fund’s investment of its assets in accordance with the Fund’s investment objective and policies as stated in the Fund’s prospectus and statement of additional information; (b) make investment decisions for the Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the adviser set forth thereunder may be delegated to such investment sub-advisers subject to approval by the Board; and (c) if one or more investment sub-advisers are appointed with respect to the Fund, monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the adviser thereunder may deem appropriate. Both advisory agreements also provide that in performing its duties the adviser thereunder will, among other things, comply with the 1940 Act, the Advisers Act and all rules and regulations thereunder and all other applicable federal and state laws and regulations and any applicable procedures adopted by the Board and provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Management Fees. The New Advisory Agreement and Current Advisory Agreement contain an identical fee structure as described above under “Compensation Paid to Regents Park.” In addition, Regents Park has entered into an operating expenses limitation and security agreement with respect to the Fund, which would take effect upon the effective date of the New Advisory Agreement (the “New Expense Limitation Agreement”). Under the New Expense Limitation Agreement, Regents Park would continue the expense limitations through March 1, 2020 under the same terms as are in effect under Anfield’s current expense limitation agreement with the Fund (the “Current Expense Limitation Agreement”). Accordingly, Regents Park has agreed, in connection with the New Advisory Agreement, to waive all or a portion of its advisory fees and to reimburse certain expenses to the extent required to limit the Fund’s current operating expenses for each class of the Fund to an annual rate, expressed as a percentage of the Fund’s average daily net assets for the month, as set forth below:

Anfield Universal Fixed Income Fund	Class A	Class C	Class I
Expense Limitation	1.50%	2.25%	1.25%

Pursuant to both the New Expense Limitation Agreement and the Current Expense Limitation Agreement, the adviser thereunder may receive in future years on a rolling three-year basis reimbursement from the Fund of any reimbursements made by the adviser to the Fund pursuant to the applicable expense limitation agreement, provided such reimbursement can be achieved within the expense limitations listed above. The Current Expense Limitation Agreement will terminate automatically upon the termination of the Current Advisory Agreement. The New Expense Limitation Agreement will terminate on March 1, 2020, unless it is renewed by Regents Park and the Trust and such continuance is specifically approved at least annually by a majority of

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the Board, and will terminate automatically if the New Advisory Agreement is terminated prior to such date, or if the expense limitation agreement is otherwise terminated with the consent of the Fund. The New Expense Limitation Agreement, like the Current Expense Limitation Agreement, may be terminated during its term by the adviser only with approval of the Board. Notwithstanding the termination of the Current Expense Limitation Agreement, Anfield will retain the ability, subject to the Board’s approval, to recoup expenses that it previously waived or reimbursed from the Fund under the Current Expense Limitation Agreement within three years from the time such amounts were waived or reimbursed. Anfield may recoup these expenses only to the extent that the overall expenses of the Fund fall below limits specified in the expense limitation agreement in effect between Anfield and the Fund at the time such amounts were waived or reimbursed.

Duration and Termination. The New Advisory Agreement will continue in effect from the date of execution for a period of two years and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Current Advisory Agreement provides that it will continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. Both the New Advisory Agreement and the Current Advisory Agreement may be terminated at any time, on sixty (60) days’ written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund), or by the adviser thereunder. In addition, each of the New Advisory Agreement and the Current Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. Except as noted above, the New Advisory Agreement contains provisions identical to the Current Advisory Agreement related to liability, providing that the adviser thereunder will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE NEW ADVISORY AGREEMENT

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PROPOSAL 2

APPROVAL OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Trust’s Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the approval of the new investment sub-advisory agreement between the Trust, on behalf of the Fund, the Adviser and Anfield.

At the Shareholder Meeting, shareholders of the Fund will be asked to approve a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Trust, on behalf of the Fund, the Adviser and Anfield. Pursuant to the Sub-Advisory Agreement, which was approved by the Board at a meeting held on June 12-13, 2018, Anfield will continue to provide day-to-day portfolio management services to the Fund, as it does under the Current Advisory Agreement. As discussed more fully below, approval of the Sub-Advisory Agreement is sought in connection with an internal restructuring being conducted by Anfield and its affiliates, and the advisory personnel responsible for providing services to the Fund will not change as a result of the Sub-Advisory Agreement and New Advisory Agreement.

Background

At an in-person meeting held on June 12-13, 2018, the Board, which is composed entirely of Trustees that are not “interested persons” as defined under the 1940 Act, voted to appoint Regents Park to replace Anfield as the Fund’s investment adviser. At the same Board meeting, the Board also voted to appoint Anfield as the Fund’s sub-adviser. The Fund does not currently employ a sub-adviser. Under the proposed arrangement, Regents Park would provide all traditional investment advisory functions for the Fund, except for day-to-day portfolio management. Anfield would provide day-to-day portfolio management. The personnel of Regents Park and Anfield are the same, except that Regents Park does not employ certain personnel of Anfield whose role is limited to day-to-day portfolio management. As a result, the personnel providing advisory services to the Fund would not change if the Fund’s shareholders approved hiring Anfield as the Fund’s sub-adviser and Regents Park as the Fund’s investment adviser.

The form of the Sub-Advisory Agreement is attached hereto as Exhibit B. Under the Sub-Advisory Agreement, the Sub-Adviser will receive fees from the Adviser for its services out of the fees that the Fund pays to the Adviser under the New Advisory Agreement. The Fund will pay no additional fees directly to the Sub-Adviser. The material terms of the Sub-Advisory Agreement are described below in “Summary of the Sub-Advisory Agreement.”

Cyrille Conseille, Head of Portfolio Management at Anfield, Peter van de Zilver, Head of Portfolio Manager Analytics and Risk Management at Anfield, and David Young, Anfield’s Chief Executive Officer, currently serve as the Fund’s portfolio managers under the Current Advisory Agreement, and they will continue to serve as the Fund’s portfolio managers under the Sub-Advisory Agreement if the New Advisory Agreement and Sub-Advisory Agreement are approved by the Fund’s shareholders. The proposed change in the Fund’s investment adviser and hiring of Anfield as the Fund’s sub-adviser would not result in changes in the investment objective of the

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Fund, the advisory personnel providing services to the Fund, or the day-to-day management and operations of the Fund.

Compensation Paid to Anfield

Under the Sub-Advisory Agreement, Anfield will be entitled to receive from Regents Park an annual fee equal to 0.70% of the Fund’s average daily net assets paid monthly in return for the services provided by Anfield as investment sub-adviser to the Fund. The Fund is not responsible for paying Anfield under the Sub-Advisory Agreement.

Information about Anfield

Anfield is a California limited liability company registered as an investment adviser under the Advisers Act. Anfield currently serves as the investment sub-adviser to the Anfield Capital Diversified Alternatives ETF and Anfield Universal Fixed Income ETF, each a series of the Trust. Anfield is currently 92% owned by Anfield Group, LLC, a holding company owned by The David Young and Sandra G. Glain Family Trust, which also owns a controlling interest in Regents Park. Anfield’s principal office is located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660.

The following table sets forth the name, position and principal occupation of each executive officer and each director of Anfield as of the date of this proxy statement and their current positions with the Trust, if any. Each individual’s address is c/o Anfield Capital Management, LLC, 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660.

Name	Principal Occupation with Anfield	Position with Trust
David Young	Chief Executive Officer	None
Mark Okey	Chief Operations Officer and General Counsel	None

Summary of the Sub-Advisory Agreement

A copy of the Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit B. The following description is only a summary. You should refer to Exhibit B for the Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit B. Under the Sub-Advisory Agreement, Anfield will continue to provide day-to-day portfolio management services to the Fund, as it does under the Current Advisory Agreement.

Advisory Services. The Sub-Advisory Agreement states that, subject to the supervision of the Board and the Adviser, the Sub-Adviser will, among other things, (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current prospectus and statement of additional information. The Sub-Advisory Agreement also provides that in performing its duties the Sub-Adviser will, among other things: (a) comply with the 1940 Act, the Advisers Act and all rules and regulations thereunder and all other applicable federal and state laws and regulations and any applicable procedures adopted by the Board; (b) make available to the Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser and the Trust in their

9

compliance with applicable laws and regulations; (c) provide assistance to the Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or prospectus and statement of additional information, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser; and (d) provide the Trust with such information and reports as may be reasonably requested or required to assist the Trust with compliance with applicable laws and regulations.

Sub-Advisory Fees. The Sub-Adviser will receive fees from the Adviser for its services out of the fees that the Fund pays to the Adviser under the New Advisory Agreement. The Fund will pay no additional fees directly to the Sub-Adviser.

Duration and Termination. The Sub-Advisory Agreement will continue in effect from the date of execution for a period of two years and shall thereafter continue in effect for successive annual periods, subject to annual approval by the Board as required by Section 15(c) of the 1940 Act. The Sub-Advisory Agreement may be terminated at any time, on sixty (60) days’ written notice, by the Trust (by vote of the Trust’s Board or by vote of a majority of the outstanding voting securities of the Fund), by the Adviser, or by the Sub-Adviser. In addition, the Sub-Advisory Agreement will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

Limitation on Liability. The Sub-Advisory Agreement provides (a) that the Sub-Adviser will be liable for any acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations and (b) that the Trust, on behalf of the Fund, will indemnify the Sub-Adviser for losses, claims, damages or liabilities relating to the Trust or the Fund so long as they were not the result of its willful misfeasance, bad faith, or gross negligence in the performance of its duties or by its reckless disregard of its obligations.

THE TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE SUB-ADVISORY AGREEMENT

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BOARD APPROVAL AND RECOMMENDATION OF THE PROPOSALS

On June 12-13, 2018, the Board (including all of those Trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act) (the “Independent Trustees”)) considered the approval of the New Advisory Agreement and the Sub-Advisory Agreement.

In connection with the Board’s consideration of the New Advisory Agreement and Sub-Advisory Agreement, the Board received written materials in advance of the meeting (the “Board Materials”), which included information regarding: (i) the nature, extent, and quality of services to be provided to the Fund by Regents Park and Anfield; (ii) descriptions of Regents Park’s and Anfield’s investment management personnel; (iii) an overview of each of Regents Park’s and Anfield’s operations and financial condition; (iv) a comparison of the Fund’s advisory fee and estimated overall expenses with those of comparable mutual funds; (v) the anticipated level of profitability from each of Regents Park’s and Anfield’s fund-related operations; (vi) a description of Regents Park’s and Anfield’s brokerage practices (including any soft dollar arrangements); (vii) each of Regents Park’s and Anfield’s compliance policies and procedures, including policies and procedures for personal securities transactions and with respect to cybersecurity and continuity of service; and (viii) information regarding the historical performance record of the Fund. The Board also took into account the materials and information that it had received from Regents Park and Anfield in connection with the Board’s initial approval of the New Advisory Agreement and the Sub-Advisory Agreement at an in-person meeting held on September 18-19, 2017.

Throughout the process, including at the meetings, the Board had numerous opportunities to ask questions of and request additional materials from Regents Park and Anfield. The Board discussed with Regents Park and Anfield each firm’s ability to provide quality investment advisory services to the Fund. During the meetings at which the Board considered the New Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees were advised by, and met, as necessary, in executive session with, their independent legal counsel.

Matters considered by the Board in connection with its approval of the New Advisory Agreement and Sub-Advisory Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the proposed New Advisory Agreement with the Trust on behalf of the Fund, including the proposed New Advisory Agreement; an overview of the personnel that would perform services for the Fund and their background and experience; a review of the financial condition of each of Regents Park and Anfield; information regarding risk management processes; the compliance policies and procedures of Regents Park and Anfield, including their business continuity policies and a Code of Ethics for each of Regents Park and Anfield containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund compared to other mutual funds with similar investment strategies.

In reaching its conclusions with respect to the nature and quality of services to be provided by Regents Park, the Board considered that Regents Park’s employees each have extensive asset

11

management, risk management, operations and compliance experience. The Board considered that currently, Anfield acted as the Fund’s investment adviser, and that if the proposed change of advisers is approved by Fund shareholders, Regents Park will be appointed as the Fund’s investment adviser and will delegate day-to-day investment decisions on behalf of the Fund to Anfield, which will become the Fund’s sub-adviser. The Board considered the various oversight and supervisory roles performed by Anfield and proposed to be performed by Regents Park as Adviser for the Fund, and noted that up to that point Anfield generally provided management, compliance and operation support to the Fund, and that Regents Park has proposed to provide these functions through its Sub-Adviser Oversight Committee. The Board noted that Regents Park is an affiliate of Anfield comprised of almost all of the same management personnel as Anfield and considered the Board’s familiarity with such personnel obtained from the Board’s oversight of other funds in the Trust advised or sub-advised by Anfield. The Board also considered each of Regents Park’s and Anfield’s policies and procedures in the area of business continuity and with respect to information systems security and the Trust’s CCO’s review and evaluation of the same, which found them to be satisfactory. The Board considered that Regents Park appeared to possess the skills, experience and sophistication necessary to effectively manage the Fund’s investment strategies and oversee and monitor the operations of the Fund’s sub-adviser, and concluded that Regents Park had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Regents Park to the Fund should be satisfactory and reliable. The Board further concluded that Regents Park had the skills, experience and sophistication necessary to effectively oversee Anfield as the sub-adviser to the Fund.

With respect to Anfield, the Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement with the Trust on behalf of the Fund, including the Sub-Advisory Agreement, an overview of the Fund’s investment strategies, including a description of the manner in which investment decisions are made and executed, information security policy and risk management processes; information relating to Anfield’s financial condition; an overview of the personnel that would perform services for the Fund and their background and experience; and Anfield’s compliance policies and procedures, inclusive of its business continuity policy and information systems security policy and a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board took into account its familiarity with Anfield obtained from the Board’s oversight of the Fund, as well as other funds in the Trust that are advised or sub-advised by Anfield. The Board considered the experience and performance of Anfield’s portfolio management team, research staff, and compliance program. The Board considered the affiliation between Regents Park and Anfield and any potential conflicts of interest, its prior experience with Anfield and Anfield’s practices with respect to monitoring compliance and found that Anfield has devoted appropriate resources to compliance. The Board found no material changes in the nature, extent and quality of services provided by Anfield to the Fund since the Board’s last consideration of an investment advisory agreement between the Trust and Anfield at the June 2017 and September 2017 Board meetings. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the

12

management services provided by Anfield to the Fund were expected to be satisfactory and reliable.

Performance. The Board considered that Anfield would be responsible for the day-to-day management of the Fund’s investment portfolio. Among other data, the Board considered the performance of the Fund as compared to a group of funds that employ a similar investment strategy to that of the Fund, as provided by Broadridge, an independent third-party data provider (the “Peer Group”) for the one-year and three-year period and since inception, as well as compared to other Funds in the Fund’s Morningstar category (Nontraditional Bond) and the Fund’s selected benchmark indices. The Board considered that for both the one-year and three-year periods ended April 30, 2018, the Fund outperformed the median of the Peer Group and its primary benchmark index, the BofA Merrill Lynch US Dollar 3-Month LIBOR Constant Maturity Index. The Board took into account Anfield’s discussion of the Fund’s positive performance. The Board also noted the Fund’s outperformance in terms of risk-adjusted return, and that the Fund’s generally lower volatility relative to the Peer Group, and Anfield’s consistent approach to risk management. The Board concluded that the Fund’s overall performance was satisfactory, and that Anfield was obtaining an acceptable level of investment returns for shareholders.

Fees and Expenses. As to the costs of the services to be provided by the Adviser, the Board considered, among other data, a comparison of the Fund’s contractual advisory fee and net operating expense ratio to those of the Peer Group, as provided by Broadridge. The Board noted that the Adviser’s contractual advisory fee was slightly higher than the median of the Peer Group, but that it was lower than the Peer Group average and was not the highest among the funds within the Peer Group. The Board considered that the advisory fee and the sub-advisory fee for the Fund would not change under the New Advisory Agreement or Sub-Advisory Agreement. The Board also noted that the Fund’s net total expenses after taking into account the Fund’s current expense limitation were not above the median of the Peer Group. The Board noted that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.50%, 2.25% and 1.25% of the average net assets of Class A, Class C and Class I shares, respectively (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) borrowing costs (such as interest and dividend expense on securities sold short); (v) taxes; and (vi) extraordinary expenses, such as litigation expenses). The Board also took into account the amount of the advisory fee to be retained by Regents Park and the services to be provided.

In considering the level of the Fund’s advisory and sub-advisory fee, which would be paid by the Adviser and not the Fund, with respect to the Fund, the Board also took into account the cost of other accounts managed by Regents Park or Anfield, if any, that used a similar investment strategy, noting that differences were attributable to the differences in the management of these different kinds of accounts. The Board then concluded that the contractual advisory fee and sub-advisory fee, to be paid by Regents Park to Anfield out of its advisory fee, were not unreasonable.

Profitability. The Board considered each of Regents Park’s and Anfield’s estimated profitability and whether these profits are reasonable in light of the services provided to the Fund. The Board reviewed a profitability analysis prepared by each of Regents Park and Anfield based on the Fund’s current asset levels and the current advisory and the sub-advisory fee that is being paid to each of Regents Park and Anfield. The Board considered the estimated profits of each of

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Regents Park and Anfield and concluded that neither Regents Park nor Anfield’s profitability from its relationship with the Fund was excessive.

Economies of Scale. The Board considered whether Regents Park and Anfield would realize economies of scale with respect to their management of the Fund and whether fee levels reflected these economies of scale for the benefit of shareholders. The Board considered each of Regents Park’s and Anfield’s profitability analysis included in the Board Materials, and noted that while costs of managing the Fund as a percentage of assets under management are expected to decrease as the Fund’s assets continue to grow, at current asset levels, economies of scale had not yet been reached. The Board noted that it would revisit whether economies of scale exist in the future once the Fund has achieved sufficient size.

Other Benefits. The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield as the proposed Adviser and Sub-Adviser of the Fund, respectively, from their association with the Fund. The Board noted that Regents Park and Anfield did not believe either would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, although the firms noted that certain benefits may result from their relationships with the Fund, including an enhanced firm profile, credibility, and brand recognition. The Board considered that these benefits are expected and appeared to be reasonable.

Conclusion. The Board, having requested and received such information from each of Regents Park and Anfield as they believed reasonably necessary to evaluate the terms of the New Advisory Agreement and Sub-Advisory Agreement, respectively, and having been advised by independent counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the New Advisory Agreement and Sub-Advisory Agreement for an initial two-year term is in the best interests of the Fund and its current and future shareholders. In considering the New Advisory Agreement and Sub-Advisory Agreement, the Board did not identify any one factor as all important and each Trustee may have considered different factors as more important.

BASED ON ALL OF THE FOREGOING, THE TRUSTEES UNANIMOUSLY
RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSALS.

ADDITIONAL INFORMATION

Record Date. Only shareholders of record of the Fund at the close of business on October 8, 2018 (the “Record Date”) will be entitled to vote at the Shareholder Meeting and at any adjournment or postponement thereof.

Outstanding Shares. As of the Record Date, the following Shares of each class of the Fund were outstanding and entitled to vote. All shareholders of the Fund will vote together as a single class.

Anfield Universal Fixed Income Fund	Shares outstanding and entitled to vote
Class A	[ ]
Class C	[ ]
Class I	[ ]
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Required Vote and Voting Information. The approval of each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the lesser of (1) the holders of 67% or more of the Shares of the Fund present at the Shareholder Meeting if the holders of more than 50% of the outstanding Shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding Shares of the Fund (the “1940 Act voting requirement”).

In addition, effectiveness of the New Advisory Agreement is contingent upon approval of the Sub-Advisory Agreement, and effectiveness of the Sub-Advisory Agreement is contingent upon approval of the New Advisory Agreement. If either agreement is not approved by the Fund’s shareholders, the other agreement will not go into effect.

The presence in person or by proxy of the holders of one-third of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Shareholder Meeting. However, more than 50% of such Shares must be represented at the Shareholder Meeting in order to satisfy the 1940 Act voting requirement. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be treated as Shares that are present but that have not been voted. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote Shares on a particular matter with respect to which the brokers or nominees do not have discretionary power. Abstentions and broker non-votes do not constitute a vote “FOR” and effectively result in a vote “AGAINST” a Proposal.

If a quorum is not present at the Shareholder Meeting, or if a quorum is present at the Shareholder Meeting but sufficient votes to approve a Proposal are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Shareholder Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment that are represented at the Shareholder Meeting in person or by proxy. With respect to each Proposal, the persons named as proxies will vote those proxies which they are entitled to vote FOR a Proposal in favor of any such adjournment, and will vote those proxies required to be voted AGAINST a Proposal against any such adjournment. The persons named as proxies will vote in their discretion on any other business that may properly come before the Shareholder Meeting or any adjournments or postponements thereof.

Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy, by the Fund’s receipt of a subsequent valid Internet or telephonic vote or by submitting a written notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Shareholder Meeting will not revoke a proxy, a shareholder present at the Shareholder Meeting may withdraw his or her proxy by written instrument and vote in person. All properly given and unrevoked proxies received in time for the Shareholder Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the Shares represented thereby in favor of the Proposals, and will use their best judgment in connection with the transaction of such other business as may properly come before the Shareholder Meeting or any adjournment thereof.

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Method of Proxy Solicitation. The cost of preparing, assembling and mailing this proxy statement and the attached notice of special meeting of shareholders and the accompanying proxy card will be borne by Regents Park and Anfield. AST Fund Solutions has been engaged by Anfield to assist in soliciting at an estimated cost of approximately $[           ], plus printing costs, which will be paid by Regents Park and Anfield. In addition to soliciting proxies by mail, one or more of the Trust’s officers, representatives or compensated third-party agents may aid in the solicitation of proxies by personal interview, telephone, telegraph, facsimile or electronic means and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the Shares held of record by such persons.

Arrangements may also be made to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

Principal Holders of the Fund’s Shares. As of the Record Date, the persons listed in the table below are deemed to be control persons or principal owners of the Fund, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a fund’s outstanding securities and are presumed to control the Fund for purposes of voting on matters submitted to a vote of shareholders. Principal holders own of record or beneficially 5% or more of a fund’s outstanding voting securities.

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Name of Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class A	[ ]	[ ]	[ ]
Class C	[ ]	[ ]	[ ]
Class I	[ ]	[ ]	[ ]

As of the Record Date, the Trustees and Officers, as a group, owned [less than 1%] of the outstanding Shares of the Fund and each class of the Fund.

Investment Adviser. Anfield Capital Management, LLC, located at 4041 MacArthur Boulevard, Suite 155, Newport Beach, CA 92660, currently serves as the Fund’s investment adviser under the Current Advisory Agreement.

Administrator and Principal Underwriter. Gemini Fund Services, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as the Trust’s administrator, transfer agent, fund accountant and custody administrator. Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as the Trust’s principal underwriter. It is expected that these services will continue to be provided after the New Advisory Agreement is approved.

Affiliated Brokers. There were no brokerage commissions paid by the Fund to any affiliated brokers for the fiscal year ended October 31, 2017.

Annual and Semi-annual Reports. Copies of the Fund’s most recent annual and semi-annual reports, including financial statements, have previously been mailed to shareholders. The Trust will furnish to any shareholder upon request, without charge, an additional copy of any Fund’s most recent annual report and subsequent semi-annual report to shareholders. Annual reports and semi-annual reports to shareholders may be obtained by writing to the Anfield Universal Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 or by calling toll-free: 1-866-866-4848.

Proxy Statement Delivery. “Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the Proxy Statement together with one Proxy Card for each account. If you received more than one copy of the Proxy Statement, you may elect to household in the future; if you received a single copy of the Proxy Statement, you may opt out of householding in the future; and you may, in any event, promptly obtain an additional copy of this Proxy Statement by writing to the Fund at c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska, 68130 or calling toll-free at: [ ].

Procedures for Shareholder Communications with the Board. The Trust’s Board of Trustees will receive and review written correspondence from shareholders. Shareholders may address correspondence to individual Trustees or to the full Board at the Trust’s principal business

17

address. The Board or an individual Trustee will respond to shareholder correspondence in a manner that the Board or Trustee deems appropriate given the subject matter of the particular correspondence.

The Trust maintains copies of all correspondence addressed to individual Trustees or the Board. Copies of all such correspondence are forwarded promptly to an individual Trustee or the Board, as applicable. The Trust responds to any correspondence in the nature of routine operational matters, such as routine account inquiries, on a timely basis, notwithstanding that the correspondence is addressed to an individual Trustee or the Board, and communicates such response to the Board or Trustee to whom the correspondence was addressed.

Shareholder Proposals. The Trust does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Secretary of the Trust at Anfield Universal Fixed Income Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Other Matters. No business other than the matters described above is expected to come before the Shareholder Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Shareholder Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE. YOU MAY PROXY VOTE BY INTERNET OR TELEPHONE IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

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EXHIBIT A

INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) dated September 19th, 2017, is made by and between Two Roads Shared Trust, a Delaware statutory trust (the “Trust”), and Regents Park Funds, LLC (the “Adviser”). This Agreement will confirm the agreement between the Trust and Adviser as follows:

1.             The Trust is an open-end investment company which has separate investment portfolios. This Agreement shall pertain to the series listed in Exhibit A of this Agreement (each referred to herein as a “Fund” or collectively as the “Funds”). The Trust engages in the business of investing and reinvesting the assets of each Fund in the manner and in accordance with the investment objective and restrictions applicable to the Fund as specified in the Trust’s registration statement, as amended from time to time (the “Registration Statement”) under the Investment Company Act of 1940 (the “1940 Act”) and the Securities Act of 1933 (the “1933 Act”). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those documents shall be furnished to the Adviser promptly. Pursuant to an Underwriting Agreement (the “Underwriting Agreement”), between the Trust and the Trust’s principal underwriter (the “Distributor”), the Trust has employed the Distributor to serve as principal underwriter for the shares of beneficial interest of the Trust.

2.          The Trust hereby appoints the Adviser to provide the investment advisory services specified in this Agreement and the Adviser hereby accepts such appointment.

3.        (a) The Adviser shall, at its expense, (i) employ or associate with itself such persons as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement. The Adviser may from time to time seek research assistance and rely on investment management resources available to it through its affiliated companies, but in no case shall such reliance relieve the Adviser of any of its obligations hereunder, nor shall the Trust be responsible for any additional fees or expenses hereunder as a result.

(b) The Trust shall be responsible for all of its expenses and liabilities, including compensation of its Trustees who are not affiliated with the Adviser, the Distributor or any of their affiliates; taxes and governmental fees; interest charges; fees and expenses of the Trust’s independent accountants and legal counsel; trade association membership dues; fees and expenses of any custodian (including maintenance of books and accounts and calculation of the net asset value of shares of the Trust), transfer agent, registrar and dividend disbursing agent of the Trust; expenses of issuing, redeeming, registering and qualifying for sale shares of beneficial interest in the Trust; expenses of preparing and printing share certificates, prospectuses and reports to shareholders, notices, proxy statements and reports to regulatory agencies; the cost of office supplies, including stationery; travel expenses of all officers, Trustees and employees; insurance premiums; brokerage and other expenses of executing portfolio transactions; expenses of shareholders’ meetings; organizational expenses; and extraordinary expenses. Notwithstanding the foregoing, the Trust may enter into a separate agreement, which shall be controlling over this Agreement, as amended, pursuant to which some or all of the foregoing expenses of this Section 3(b) shall be the responsibility of the other party or parties to that agreement.

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4.      (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (i) provide a program of continuous investment management for each Fund with regard to the Fund’s investment of its assets (the “Portfolio”) in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s Prospectus and statement of additional information included as part of the Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (ii) make investment decisions for each Fund, including, but not limited to, the selection and management of investment sub-advisers for the Fund, in which case any of the duties of the Adviser set forth herein may be delegated to such investment sub- advisers subject to approval by the Trust’s board of trustees (“Board of Trustees”); (iii) if one or more investment sub-advisers are appointed with respect to a Fund, monitor and evaluate the performance of such investment sub-advisers under their respective sub-advisory agreements in light of the investment objectives and policies of the Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisers as the Adviser may deem appropriate; (iv) place orders to purchase and sell investments for each Fund; and (v) provide office space, secretarial and clerical services and wire and telephone services necessary to provide the investment advisory duties set forth in this Section 4.

(b) In performing its investment management services to the Funds under the terms of this Agreement, the Adviser will provide the Funds with ongoing investment guidance and policy direction.

(c) The Adviser further agrees that, in performing its duties for each Fund hereunder, it will:

i.                            comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code of 1986, as amended (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Board of Trustees;

ii.                            use reasonable efforts to manage the Portfolio so that the Fund will qualify, and continue to qualify, as regulated investment companies under Subchapter M of the Code and regulations issued thereunder;

iii.                            place orders pursuant to its investment determinations for the Fund in accordance with applicable policies expressed in the Fund’s Registration Statement, established through written guidelines determined by the Trust and provided to the Adviser, and in accordance with applicable legal requirements;

iv.                            furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

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v.                            make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

vi.                            meet quarterly with the Trust’s Board of Trustees to explain its investment management activities, and any reports related to the Fund as may reasonably be requested by the Trust;

vii.                            immediately notify the Trust in the event that the Adviser or any of its affiliates:

(1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect;

viii.               in making investment decisions for the Fund, use no material non-public information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information; and

ix.               use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund.

(d) the Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund, subject to such policies and procedures as the Board of Trustees may adopt from time to time. The Adviser shall maintain a record of how the Adviser voted and such record shall be available to the Trust upon its request. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders. The Adviser may delegate proxy voting to a third-party company provided, however, that the Adviser remains liable for the proxy voting.

5.        (a) The Adviser shall give the Trust the benefit of the Adviser’s best judgment and efforts in rendering services under this Agreement. The Adviser may rely on information reasonably believed by it to be accurate and reliable. As an inducement for the Adviser’s undertaking to render services under this Agreement, the Trust agrees that neither the Adviser nor its members, officers, directors, or employees shall be subject to any liability for, or any damages, expenses or losses incurred in connection with, any act or omission or mistake in judgment connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in performance of the Adviser’s duties, or by reason of reckless disregard of the Adviser’s obligations and duties under this Agreement. This provision shall govern only the liability to the Trust of the Adviser and that of its members, officers, directors, and employees, and shall in no way govern the liability to the Trust or the Adviser or provide a defense for any other person including persons that provide services for the

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Funds as described in this Agreement.

(b) The terms “Two Roads Shared Trust” and “trustees” refer, respectively, to the trust created and the Trust’s trustees, as trustees but not individually or personally, acting from time to time under the Trust’s Agreement and Declaration of Trust to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of “Two Roads Shared Trust” entered into in the name or on behalf thereof by any of the Trust’s trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

6.         In consideration of the services to be rendered by the Adviser under this Agreement, each Fund shall pay the Adviser a monthly fee on the first business day of each month, based upon the average daily value (as determined on each business day at the time set forth in the Fund’s Prospectus for determining net asset value per share) of the net assets of the Fund, during the preceding month, at the annual rates provided for in Exhibit A, as such Exhibit A may be amended from time to time.

If the fees payable to the Adviser pursuant to this Section 6 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of a Fund shall be computed in the manner specified in the Fund’s Prospectus for the computation of net asset value. For purposes of this Agreement, a “business day” is any day a Fund is open for business or as otherwise provided in the Fund’s Prospectus.

7.         (a) This Agreement shall become effective as of the date written above, and shall become effective with respect to each Fund as of the effective date set forth in Exhibit A for that Fund, if approved by the vote of a majority of the outstanding voting securities of that Fund. The Agreement shall continue in effect with respect to each Fund for a period of two years and shall continue thereafter only so long as such continuance is specifically approved at least annually (i) by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Trust’s Board of Trustees and (ii) by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party.

(b) This Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by a vote of a majority of the Trust’s entire Board of Trustees on 60 days’ written notice to the Adviser or by the Adviser on 60 days’ written notice to the Trust. This Agreement (or any supplement hereto) shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

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(c) The modification of any of the non-materials terms of this Agreement may be approved by the vote, cast in person at a meeting called for such purpose, of a majority of the Trust’s trustees who are not parties to this Agreement or interested persons of any such party.

8.        Except to the extent necessary to perform the Adviser’s obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

9.        The investment management services of the Adviser to the Trust under this Agreement are not to be deemed exclusive as to the Adviser and the Adviser will be free to render similar services to others.

10.        It is understood that the names “Regents Park Funds, LLC” or “Regents Park” or any derivative thereof or logo associated with those names and other servicemarks and trademarks owned by the Adviser or its affiliates are the valuable property of the Adviser and its affiliates, and that the Trust and/or the Funds may use such names (or derivatives or logos) only as permitted by the Adviser.

11.        Notices of any kind to be given to the Adviser by the Trust shall be in writing and shall be duly given if mailed or delivered to the Adviser at 2670 NW Lovejoy Street Portland, OR 97210, or to such other address or to such individual as shall be specified by the Adviser. Notices of any kind to be given to the Trust by the Adviser shall be in writing and shall be duly given if mailed or delivered to 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, or to such other address or to such individual as shall be specified by the Trust.

12.        This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

13.        (a) This Agreement shall be construed in accordance with the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act.

(b) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

(c) The captions in this Agreement are included for convenience only and in no way define any of the provisions hereof or otherwise affect their construction or effect.

[The remainder of this page is intentionally blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the 19th day of September, 2017.

TWO ROADS SHARED TRUST,

On behalf of each of its series

By: /s/ James Colantino

Name: James Colantino

Title: President

REGENTS PARK FUNDS, LLC

By: /s/ David W. Ford

Name: David W. Ford

Title: President

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Investment Advisory Agreement

FORM OF EXHIBIT A

Two Roads Shared Trust

Regents Park Funds, LLC

As amended:        , 2018

Fund	Investment Advisory Fee	Effective Date
Affinity World Leaders Equity ETF	0.47%	September 19, 2017
Anfield Capital Diversified Alternatives ETF	0.80%	September 19, 2017
Anfield Universal Fixed Income ETF	0.75%	June 13, 2018
Anfield Universal Fixed Income Fund	0.80%	___________, 2018

Two Roads Shared Trust,

On behalf of the Funds included herein on Exhibit A

By:

Name: James Colantino

Title: President

REGENTS PARK FUNDS, LLC

By:

Name: David Young

Title: Chief Executive Officer

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EXHIBIT B

AMENDED AND RESTATED INVESTMENT SUB-ADVISORY AGREEMENT

This INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), effective as of September 19th, 2017 and amended and restated as of June 13, 2018, is by and among Anfield Capital Management, LLC (the “Sub-Adviser”), Two Roads Shared Trust (the “Trust”), on behalf of each series listed in Exhibit A of this Agreement (each referred to herein as the “Fund”), and Regents Park Funds, LLC (the “Adviser”).

WHEREAS, the Trust is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Adviser has been retained by the Trust to provide investment advisory services to the Fund with regard to the Fund’s investments pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”); and

WHEREAS, the Trust’s Board of Trustees (the “Trustees”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act of any party to this Agreement, and the Fund’s shareholders to the extent required under applicable law and regulation have approved the appointment of the Sub-Adviser to perform certain investment advisory services for the Trust, on behalf of the Fund, pursuant to this Agreement and the Sub-Adviser is willing to perform such services for the Fund; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the Adviser, the Trust and the Sub-Adviser as follows:

1.                         Appointment. The Trust and the Adviser hereby appoint the Sub-Adviser to perform advisory services for the Fund for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2.                         Investment Advisory Duties. Subject to the supervision of the Trustees and the Adviser, the Sub-Adviser will, in coordination with the Adviser as described below: (a) provide a program of continuous investment management for the Fund; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s current Prospectus and Statement of Additional Information (the “Registration Statement”) as provided to the Sub- Adviser by the Adviser, as they may be amended from time to time; provided, that the Adviser shall provide the Sub-Adviser reasonable advance notice of any change to such investment objectives, policies and limitations.

The Sub-Adviser further agrees that, in performing its duties hereunder, it will:

(a)                     with regard to its activities under this Agreement, use reasonable efforts to comply in all material respects with the applicable provisions of the 1940 Act, the Advisers Act, and all applicable rules and regulations thereunder, the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, and with the Fund’s Prospectus and Statement of Additional Information and any applicable procedures adopted by the Trustees, as they may be amended from time to time, provided that written copies of such procedures and amendments thereto are provided to the Sub-Adviser by the Adviser;

(b)                    use reasonable efforts to manage the Fund’s assets in a manner that will not impair its qualification as a regulated investment company under Subchapter M of the Code and regulations issued thereunder; provided, however, the Sub-Adviser shall not be responsible for the tax effect of any decisions

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made by or any actions taken by any person other than the Sub- Adviser;

(c)                     place orders pursuant to its investment determinations for the Fund, in accordance with applicable policies expressed in the Fund’s Prospectus and/or Statement of Additional Information or otherwise established through written guidelines established by the Fund and provided to the Sub-Adviser by the Adviser, including without limitation, Section 4 hereof;

(d)                    furnish to the Trust and the Adviser whatever statistical information the Trust or the Adviser may reasonably request with respect to the Fund’s assets or investments. In addition, the Sub-Adviser will keep the Trust, the Adviser and the Trustees informed of developments that the Sub-Adviser reasonably believes will materially affect the Fund’s portfolio, and shall, on the Sub-Adviser’s own initiative, furnish to the Trust from time to time whatever information the Sub-Adviser believes appropriate for this purpose;

(e)                     make available to the Fund’s Adviser and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may reasonably be required to assist the Adviser and the Trust in their compliance with applicable laws and regulations. The Sub-Adviser will furnish the Trustees, the Adviser and the Trust with such periodic and special reports regarding the Fund as they may reasonably request;

(f)                      The Sub-Adviser shall promptly respond to requests by the Adviser, the Administrator, and the Fund CCO or their delegates for copies of the pertinent books and records maintained by the Sub-Adviser relating directly to the Fund.  The Sub-Adviser shall also provide the Adviser with such other information and reports, including information and reports related to compliance matters, as may reasonably be requested by it from time to time, including without limitation all material requested by or required to be delivered to the Board.

(g)                    immediately notify the Adviser, in writing, of the receipt of any notice of a class action proceeding related to the Fund or any other action or proceeding in which the Adviser or the Fund may be entitled to participate as a result of the Fund’s securities holdings. The Sub-Adviser shall have no responsibility for filing claims on behalf of the Adviser or the Trust with respect to any such actions. The Sub-Adviser’s responsibility with respect to such matters shall be to comply with the foregoing notification obligations and to cooperate with the Adviser and the Trust in making such filings, which shall include providing any relevant information regarding the Fund’s securities holdings to the Adviser;

(h)                    provide assistance to the Adviser, custodian or recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Fund’s valuation procedures and/or Registration Statement, the value of any portfolio securities or other assets of the Fund for which the Adviser, custodian or recordkeeping agent seeks assistance from the Sub-Adviser or identifies for review by the Sub-Adviser. This assistance includes (but is not limited to): (i) designating an employee of the Sub-Adviser for consultation when the Trustees convene; (ii) notifying the Adviser in the event the Sub-Adviser determines, with respect to a security that is held both by the Fund and by another account managed by the Sub-Adviser, to price the security pursuant to such other account’s policies and procedures for determining the fair value of a security; (iii) obtaining bids and offers or quotes from broker/dealers or market- makers with respect to securities held by the Fund, upon the request of the Adviser; (iv) verifying pricing and providing fair valuations or recommendations for fair valuation in accordance with the Fund’s valuation procedures, as they may be amended from time to time; and (v) maintaining adequate records and written backup information with respect to the securities valuation services provided hereunder, and providing such information to the Adviser upon request;

(i)                      assist the Adviser, the Fund, and any of its or their trustees, directors, officers, and/or employees in complying with the provisions of the Sarbanes-Oxley Act of 2002 to the extent such provisions relate to the services to be provided by, and obligations of, the Sub-Adviser hereunder. Specifically, and without limitation to the foregoing, the Sub-Adviser agrees to provide certifications to the principal executive and financial officers of the Funds that correspond to the drafting and/or filing of the Fund’s Form N-CSRs, N-

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Qs, N-SARs, shareholder reports, financial statements, and other disclosure documents or regulatory filings, in such form and content as the Adviser shall reasonably request or as in accordance with procedures adopted by the Trust;

(j)                      assist the Fund, and accordingly, the Trust’s Chief Compliance Officer (“CCO”) in complying with Rule 38a-1 under the 1940 Act. Specifically, the Sub-Adviser represents and warrants that it shall maintain a compliance program in accordance with the requirements of Rule 206(4)-7 under the Advisers Act, and shall provide the CCO with reasonable access to information regarding the Sub-Adviser’s compliance program, which access shall include (i) on-site visits with the Sub-Adviser as may be reasonably requested from time to time (ii) a report of any material changes to the Sub-Adviser compliance policies; (iii) a report of any compliance matter about which the Adviser or a Fund’s Board of Trustees would reasonably need to know to oversee Fund compliance, and that involves, without limitation: (A) a violation of the securities laws by the Sub-Adviser or any of its officers, directors, employees or agents; (B) a violation of the Policies or the Sub-Adviser compliance policies by the Sub-Adviser or any of its officers, directors, employees or agents; and/or (C) a weakness in the design or implementation of the Policies; and (iv) an annual (or more frequently as the CCO may request) certification regarding the Sub-Adviser’s compliance with Rule 206(4)-7 under the Advisers Act. In connection with the periodic review and annual report required to be prepared by the CCO pursuant to Rule 38a-1, the Sub-Adviser agrees to provide certifications as may be reasonably requested by the CCO related to the design and implementation of the Sub-Adviser’s compliance program;

(k)                    provide assistance as may be reasonably requested by the Adviser in connection with compliance by the Fund with any current or future legal and regulatory requirements related to the services provided by the Sub-Adviser hereunder;

(l)                      immediately notify the Adviser and the Trust to the extent required by applicable law in the event that the Sub-Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Sub-Adviser from serving as an investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority. The Sub-Adviser further agrees to notify the Trust and the Adviser immediately of any material fact known to the Sub-Adviser respecting or relating to the Sub- Adviser that would make any written information previously provided to the Adviser or the Trust materially inaccurate or incomplete or if any such written information becomes untrue in any material respect;

(m)                   immediately notify the Adviser and the Trust if the Sub-Adviser suffers a material adverse change in its business that would materially impair its ability to perform its relevant duties for the Fund. For the purposes of this paragraph, a “material adverse change” shall include, but is not limited to, a material loss of assets or accounts under management or the departure of senior investment professionals to the extent such professionals are not replaced promptly with professionals of comparable experience and quality;

(n)                     use no material non-public information that may be in its possession in making investment decisions for the Funds, nor seek to obtain any such information;

(o)                     use its best judgment and efforts in rendering the advice and services contemplated by this Agreement; and

(p)                     not consult with any sub-adviser of a portion of the Fund not managed by the Sub- Adviser, if applicable, or with any sub-adviser to any registered investment company or portfolio or series thereof under common control with the Fund, concerning transactions for the Fund in securities or other assets. Further, where the Sub-Adviser is one of multiple money managers managing a Fund, the Sub-Adviser’s responsibility for providing investment advice is limited to providing investment advice with respect to its discrete portion of the Fund’s portfolio.

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3.                         Investment Authority. The Sub-Adviser’s investment authority shall include, to the extent permitted under Section 2 hereof, the authority to purchase and sell securities, and cover open positions, and generally to deal in securities, swaps (including but not limited to interest rate swaps and credit default swaps), financial and commodity futures contracts and options thereon, currency transactions, and other derivatives and investment instruments and techniques as may be permitted for use by the Fund and consistent with the Registration Statement.

With notice to the Trust and Adviser the Sub-Adviser may: (i) open and maintain brokerage accounts for financial futures and options and securities (such accounts hereinafter referred to as “Brokerage Accounts”) on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Sub-Adviser may, using such of the securities and other property in the Brokerage Accounts as the Sub-Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate.

4.                         Investment Guidelines. In addition to the information to be provided to the Sub-Adviser under Section 2 hereof, the Trust or the Adviser shall supply the Sub-Adviser with such other information as the Sub-Adviser shall reasonably request concerning the Fund’s investment policies, restrictions, limitations, tax position, liquidity requirements and other information useful in managing the Fund’s investments.

5.                        Representations, Warranties and Covenants of the Trust, Adviser and Sub-Adviser. The Trust represents and warrants to the Sub-Adviser that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the respective governing documents of the Fund; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which either the Fund or its property is bound, whether arising by contract, operation of law or otherwise; and (iii) this Agreement has been duly authorized by appropriate action of the Fund and when executed and delivered by the Adviser, on behalf of the Fund (and assuming due execution and delivery by the Sub-Adviser), will be the legal, valid and binding obligation of the Fund, enforceable against the Fund in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Adviser represents and warrants to the Sub-Adviser that: (i) the execution, delivery and performance of this Agreement does not violate any obligation by which it or its property is bound, whether arising by contract, operation of law or otherwise; and (ii) this Agreement has been duly authorized by appropriate action of the Adviser and when executed and delivered by the Adviser (and assuming due execution and delivery by the Sub-Adviser) will be the legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law).

The Sub-Adviser represents and warrants to the Adviser and the Trust that: (i) it is authorized to perform the services hereunder; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser (and assuming due execution and delivery by the Adviser and the Trust) will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) it is registered as an investment adviser with the SEC; and (v) it is not barred by operation of law, or any rule, or order of the SEC or any other regulatory body from acting as an investment adviser.

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6.                        Use of Securities Brokers and Dealers. In placing purchase and sale orders for the Fund with brokers or dealers, the Sub-Adviser will attempt to obtain “best execution” of such orders. “Best execution” shall mean prompt and reliable execution at the most favorable terms of execution, taking into account price, speed and efficiency of execution, other factors that may be deemed relevant by the Sub-Adviser, and the other provisions hereinafter set forth. Whenever the Sub-Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services that enhance the Sub-Adviser’s research and portfolio management capability generally. It is further understood in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Sub-Adviser may negotiate with and assign to a broker a commission that may exceed the commission that another broker would have charged for effecting the transaction if the Sub-Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund’s or the Sub-Adviser’s overall responsibilities to the Sub-Adviser’s discretionary accounts (the “Section 28(e) Actions”); provided, however, that Sub-Adviser’s ability to engage in Section 28(e) Actions shall be subject to review by the Trustees from time to time, and if such Trustees reasonably determine that the Fund does not benefit, directly or indirectly, from such Section 28(e) Actions, the Sub-Adviser shall be prohibited from engaging in the same.

Unless otherwise directed by the Trust or the Adviser in writing, the Sub-Adviser may utilize the service of whatever securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution, and so long as the Sub- Adviser complies with the “best execution” practices described above and applicable law and regulation.

7.                         Compensation. For services specified in this Agreement, the Adviser agrees to pay a fee to the Sub-Adviser (the “Fee”) for the Fund assets managed by the Sub-Adviser as may be identified by the Adviser from time to time, at the annual rate provided for in Exhibit A.

The Fee shall be computed and accrued daily and paid monthly in arrears within 30 days after the end of each month, based on the average daily net asset value of the Fund as determined according to the manner provided in the then-current prospectus of the Fund.

The Adviser shall provide to the Sub-Adviser, promptly following request therefor, all information reasonably requested by the Sub-Adviser to support the calculation of the Fee and shall permit the Sub-Adviser or its agents, upon reasonable notice and at reasonable times and at Sub-Adviser’s cost, to inspect the books and records of the Fund pertaining to such calculation.

8.                         Expenses. The Sub-Adviser will not be required to pay any expenses of the Fund except as expressly set forth in this Section 8. The Sub-Adviser will pay the cost of maintaining the staff and personnel necessary for it to perform its obligations under this Agreement, the expenses of office rent, telephone, telecommunications and other facilities it is obligated to provide in order to perform the services specified in Section 2, and any other expenses incurred by the Sub- Adviser in the performance of its duties hereunder.

9.                         Books and Records. The Sub-Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and to preserve such records for the periods and in the manner required by that Section, and those rules. The Sub-Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act with respect to the Fund are the property of the Trust and will be surrendered promptly to the Trust upon its request, except that the Sub-Adviser may retain copies of such documents as may be required by law. The Sub-Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with

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applicable laws and regulations. Each party shall make available to the others, upon reasonable request, copies of any books, records, and other relevant information that enables the requesting party to comply with its obligations under applicable federal or state rules or regulations, including Rule 38a-1 of the 1940 Act and Rule 206(4)-7 of the Advisers Act, that arise as a result of the Agreement. Each party shall cooperate fully to assist the others with any review or audit conducted by another party or a third party designated by another party, for the limited purpose of ensuring compliance with obligations under applicable federal or state laws that the parties become subject to as a result of the Agreement.

10.                     Aggregation of Orders. Provided the investment objectives, policies and restrictions of the Fund as provided to the Sub-Adviser in accordance with this Agreement are adhered to, the Fund agrees that the Sub-Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Sub-Adviser or with accounts of the affiliates of the Sub-Adviser, if in the Sub-Adviser’s reasonable judgment such aggregation shall result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Fund acknowledges that the determination of such economic benefit to the Fund by the Sub-Adviser represents the Sub-Adviser’s evaluation that the Fund may be benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

11.                     Liability. Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons shall be liable to the Trust, the Fund, its shareholders and/or any other person for the acts, omissions, errors of judgment and/or mistakes of law of any other fiduciary and/or other person with respect to the Fund.

Neither the Sub-Adviser nor its officers, directors, employees, affiliates, agents or controlling persons or assigns shall be liable for any act, omission, error of judgment or mistake of law (whether or not deemed a breach of this Agreement) and/or for any loss suffered by the Trust, the Fund, its shareholders and/or any other person in connection with the matters to which this Agreement relates; provided that no provision of this Agreement shall be deemed to protect the Sub-Adviser against any liability to the Trust, the Fund and/or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties under this Agreement.

The Trust, on behalf of the Fund, hereby agrees to indemnify and hold harmless the Sub-Adviser, its directors, officers, employees, affiliates, agents and controlling persons (each and “Indemnified Party”) against any and all losses, claims damages or liabilities (including reasonable attorneys fees and expenses), joint or several, relating to the Trust or the Fund, to which any such Indemnified Party may become subject under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, the Advisers Act, or other federal or state statutory law or regulation, at common law or otherwise. It is understood, however, that nothing in this paragraph 13 shall protect any Indemnified Party against, or entitle any Indemnified Party to, indemnification against any liability to the Trust, the Fund or its shareholders to which such Indemnified Party is subject, by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of any reckless disregard of its obligations and duties under this Agreement.

12.                     Services Not Exclusive. The services of the Sub-Adviser are not exclusive, and nothing in this Agreement shall prevent the Sub-Adviser from providing similar services to other investment advisory clients, including but not by way of limitation, investment companies or to other series of investment companies, including the Trust, or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Sub-Adviser’s ability to meet its obligations to the Fund hereunder. When the Sub-Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Sub-Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the

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Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees shall act as a principal. If the Sub- Adviser provides any advice to its clients concerning the shares of the Fund, the Sub-Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

The Sub-Adviser provides investment advisory services to numerous other investment advisory clients, including but not limited to other funds, and may give advice and take action which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligations other than those imposed by law to purchase, sell or recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser, or the shareholders, officers, directors, employees or affiliates may purchase or sell for their own account or for the account of any client.

13.                     Materials. Each of the Adviser, the Trust and the Fund shall not make any representations regarding the Sub-Adviser or any of its affiliates in any disclosure document, advertisement, sales literature or other promotional materials without prior written consent of the Sub-Adviser, which consent shall not be unreasonably withheld. If the Sub-Adviser has not notified the Adviser of its disapproval of sample materials within twenty (20) days after its receipt thereof, such materials shall be deemed approved. The Sub-Adviser will be provided with any Registration Statements containing references or information with respect to the Sub- Adviser prior to the filing of same with any regulatory authority and shall be afforded the opportunity to comment thereon.

14.                               Duration and Termination. This Agreement shall become effective with respect to the Fund on the date the Fund commences operations (and, with respect to any amendment, the date of the amendment) and shall continue in effect with respect to the Fund for a period of more than two years from that date and shall continue thereafter only so long as the continuance is specifically approved at least annually by (i) the Board of Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Notwithstanding the foregoing, this Agreement may be terminated: (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty days’ written notice to the Sub-Adviser; (b) by the Adviser at any time without penalty, upon sixty days’ written notice to the Sub-Adviser; or (c) by the Sub-Adviser at any time without penalty, upon sixty days’ written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Agreement will terminate immediately upon written notification from the Adviser or the Trust if the Investment Advisory Agreement terminates with respect to the Fund.

15.                     Amendments. This Agreement may be amended at any time, but only by the mutual written agreement of the parties, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not interested persons of the Fund, the Adviser, or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

16.                     Proxies. Unless the Adviser gives written instructions to the contrary that the right to vote proxies has been expressly reserved to the Sub-Adviser or the Trust or otherwise delegated to another party, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities invested in by the Fund. If the Sub-Adviser has been engaged to vote proxies by the Adviser, the Sub-Adviser shall maintain a record of how the Sub-Adviser voted and such record shall be available to the Trust upon its request. The Sub-Adviser shall use its best good faith judgment to vote such proxies in a manner which

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best serves the interests of the Fund’s shareholders. The Sub-Adviser may delegate proxy voting to a third-party company provided, however, that the Sub-Adviser remains liable for the proxy voting.

17.                     Notices. Any written notice required by or pertaining to this Agreement shall be personally delivered to the party for whom it is intended or shall be sent to such party by prepaid first class mail or facsimile, at the address or number stated below.

If to the Trust:

Two Roads Shared Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, Nebraska 68130

Attention: Anfield Capital Diversified Alternatives ETF

Email: Richard.malinowski@thegeminicompanies.com

If to the Sub-Adviser:

Anfield Capital Management, LLC

4041 MacArthur Blvd., Suite 155

Newport Beach, CA 92660

Email:

If to the Adviser:

Regents Park Funds, LLC

4041 MacArthur Blvd., Suite 155

Newport Beach, CA 92660

Email:

18.                     Confidential Information. Any information supplied by the Trust, the Fund or the Adviser, which is not otherwise in the public domain, in connection with the Fund or the Adviser is to be regarded as confidential and for use only by the Sub-Adviser and/or its agents, and only in connection with the Sub-Adviser’s services under this Agreement. Any information supplied by the Sub-Adviser, which is not otherwise in the public domain, in connection with the performance of its duties hereunder is to be regarded as confidential and for use only by the Fund and/or its agents, and only in connection with the Fund and its investments. Any party in receipt of confidential information shall use reasonable precautions (substantially identical to those used in safeguarding of its own confidential information) that its directors, officers, employees and advisers abide by these confidentiality provisions.

19.                     Miscellaneous.

(a)                     Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

(b)                     Delivery of Form ADV. Concurrently with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and the Trust a copy of Part 2 of its Form ADV, as revised. The Adviser and the Trust hereby acknowledge receipt of such copy.

(c)                     Captions. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(d)                     Severability. If any provision of this Agreement shall be held or made invalid by a court

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decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(e)                     Agency Relationship. Nothing herein shall be construed as constituting the Sub-Adviser as an agent of the Trust or the Fund, except as otherwise contemplated herein.

(f)                      Prior Agreement. This Agreement supersedes any prior agreement relating to the subject matter hereof among the parties.

(g)                     Counterparts. This Agreement may be executed in counterparts and by the different parties hereto on separate counterparts and by facsimile signature, each of which when so executed and delivered, shall be deemed an original and all of which counterparts shall constitute but one and the same agreement.

(h)                  Limited Liability of the Trust. The Sub-Adviser agrees that the Trust’s obligations under this Agreement shall be limited to the Fund and its assets, and that the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders of the Fund nor from any Trustee, officer, employee or agent of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the effective date above written.

TWO ROADS SHARED TRUST

By: /s/ James Colantino

Name: James Colantino

Title: President

ANFIELD CAPITAL MANAGEMENT, LLC

By: /s/ David Young

Name: David Young

Title: Chief Executive Officer

REGENTS PARK FUNDS, LLC

By: /s/ David Young

Name: David Young

Title: Chief Executive Officer

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Amended and Restated

Investment Sub-Advisory Agreement

EXHIBIT A

Two Roads Shared Trust

(as of               , 2018)

Fund	Sub-Advisory Fee	Effective Date
Anfield Capital Diversified Alternatives ETF	0.70%	September 19, 2017
Anfield Universal Fixed Income ETF	0.65%	June 13, 2018
Anfield Universal Fixed Income Fund	0.70%	___________, 2018

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Proxy Card